                           FERRELLGAS PARTNERS, L.P.

                            PRO FORMA BALANCE SHEET
                              AS OF JULY 31, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                PURCHASE PRICE         OTHER
                          PARTNERSHIP             ALLOCATION         PRO FORMA     PARTNERSHIP
                           HISTORICAL   VISION    ADJUSTMENTS        ADJUSTMENTS     PRO FORMA
                          ----------- --------  --------------      -----------    -----------
ASSETS
Current Assets:
  Cash and cash
   equivalents..........   $ 14,535   $     28     $                 $    --        $ 14,563
  Accounts and notes
   receivable...........     50,780      5,294                            --          56,074
  Inventories...........     43,562      6,535                            --          50,097
  Prepaid/refundable
   income taxes.........        --       1,449       (1,449)(B)           --             --
  Prepaid expenses and
   other current assets.      2,042        462                            --           2,504
                           --------   --------     --------          --------       --------
    Total Current
     Assets.............    110,919     13,768       (1,449)              --         123,238
  Property, plant and
   equipment............    294,765     26,553       21,310 (A)                      342,628
  Intangible assets.....     63,291     21,723      (14,533)(A),(C)       --          70,481
  Other Assets..........      8,218        906         (906)(B)           --           8,218
                           --------   --------     --------          --------       --------
    Total Assets........   $477,193   $ 62,950     $  4,422          $    --        $544,565
                           ========   ========     ========          ========       ========

LIABILITIES AND PARTNERS' CAPITAL
Current Liabilities:
  Accounts payable......   $ 46,368      9,405     $  2,000 (D)           --        $ 57,773
  Other current
   liabilities..........     26,590         78          --                --          26,668
  Short-term borrowing..      3,000        489          --                             3,489
  Due to general
   partner/affiliate....         13      4,259       (4,259)(B)           --              13
                           --------   --------     --------          --------       --------
    Total Current
     Liabilities........     75,971     14,231       (2,259)              --          87,943
  Long-term debt........    267,062        --           --             45,000 (F)    312,062
  Other liabilities.....     11,528      2,950       (2,950)(B)           --          11,528
  Deferred taxes........        --         --        10,400 (E)       (10,400)(E)        --
  Minority interest.....      1,239        --           --                 73 (G)      1,312
Stockholder's
 Equity/Partners'
 Capital:
  Common stock..........        --      67,092          --            (67,092)(H)        --
  Accumulated deficit...        --     (21,323)       6,777 (A)        22,092 (H)        --
                                                      4,854 (B)
                                                     (2,000)(D)
                                                    (10,400)(E)
Common unitholders......     84,532        --           --              3,687 (G)     91,319
                                           --           --              3,100 (I)
Subordinated unitholder.     99,483        --           --              3,468 (G)    102,951
General partner.........    (62,622)       --           --                 72 (G)    (62,550)
                           --------   --------     --------          --------       --------
    Total Stockholder's
     Equity/ Partners'
     Capital............    121,393     45,769         (769)          (34,673)       131,720
                           --------   --------     --------          --------       --------
    Total Liabilities
     and Stockholder's
     Equity/ Partners'
     Capital............   $477,193   $ 62,950     $  4,422          $    --        $544,565
                           ========   ========     ========          ========       ========

                           FERRELLGAS PARTNERS, L.P.

                        PRO FORMA STATEMENT OF EARNINGS
                      (IN THOUSANDS, EXCEPT UNIT AMOUNTS)
                                  (UNAUDITED)

                                      PRO FORMA YEAR ENDED JULY 31, 1994
                                  -----------------------------------------------
                                                         PRO FORMA    PARTNERSHIP
                                  PARTNERSHIP  VISION   ADJUSTMENTS    PRO FORMA
                                  -----------  -------  -----------   -----------
Revenues:
  Gas liquids and related product
   sales......................... $  499,696   $57,337       --       $  557,033
  Other..........................     26,860    10,899       --           37,759
                                  ----------   -------    ------      ----------
    Total revenues...............    526,556    68,236       --          594,792
Costs and Expenses:
  Cost of product sold...........    269,306    41,540       --          310,846
  Operating......................    145,136    17,148    (2,026)(J)     160,258
  Depreciation and amortization..     28,835     7,052    (3,441)(K)      32,446
  General and administrative.....     10,358     5,683    (3,502)(L)      12,539
  Vehicle Leases.................      4,290       --        --            4,290
                                  ----------   -------    ------      ----------
    Total costs and expenses.....    457,925    71,423    (8,969)        520,379
                                  ----------   -------    ------      ----------
Operating Income (loss)..........     68,631    (3,187)    8,969          74,413
  Loss on disposal of assets.....     (1,312)      108       --           (1,204)
  Interest income................      1,123       129       --            1,252
  Interest expense...............    (28,130)     (200)   (1,954)(M)     (30,284)
  Minority interest-continuing
   operations....................       (403)      --        (39)           (442)
                                  ----------   -------    ------      ----------
  Earnings from continuing
   operations before
   extraordinary item............     39,909    (3,150)    6,976          43,735
                                  ==========   =======    ======      ==========
  General partner's interest in
   earnings from continuing
   operations....................        399                                 437
                                  ----------                          ----------
  Limited partners' interest in
   earnings from continuing
   operations.................... $   39,510                          $   43,298
                                  ==========                          ==========
  Earnings from continuing
   operations per limited partner
   unit.......................... $     1.29                          $     1.40
                                  ==========                          ==========
  Weighted average number of
   limited partner units
   outstanding................... 30,694,721                          30,832,113
                                  ==========                          ==========

                           FERRELLGAS PARTNERS, L.P.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 JULY 31, 1994
                                  (UNAUDITED)

  On September 30, 1994, Ferrellgas, Inc. ("the General Partner or Ferrellgas" and Bell Atlantic Enterprises International, Inc. ("Bell") entered into a Stock Purchase Agreement (the "Agreement") pursuant to which Ferrellgas agreed to purchase all of the capital stock of Vision Energy Resources, Inc. ("Vision") from Bell for a cash purchase price of $45,000,000. This transaction was consummated on November 1, 1994.

  Immediately following the closing of the purchase of Vision, Ferrellgas (i) caused Vision and each of its subsidiaries to be merged into Ferrellgas (except for a trucking subsidiary which dividended substantially all of its assets to Ferrellgas) and (ii) transferred all of the assets of Vision and its subsidiaries at historical cost to Ferrellgas, LP (the "Operating Partnership"). In exchange, the Operating Partnership assumed substantially all of the liabilities, whether known or unknown, associated with Vision and its subsidiaries (excluding income tax liabilities). The liabilities assumed by the Operating Partnership included the obligations of Ferrellgas under a $45,000,000 loan agreement with Bank of America National Trust & Savings Association (BofA), pursuant to which Ferrellgas borrowed funds to pay the purchase price for Vision. The Operating Partnership repaid the loan immediately after the transfer of assets with funds borrowed under its Credit Facility. In consideration of the retention by Ferrellgas of the Vision income tax liabilities, Ferrellgas Partners, L.P. (the "Partnership") issued 138,392 Common Units to Ferrellgas. The purchase of Vision was structured as a purchase by Ferrellgas rather than the Partnership as the tax consequences of such a structure were more advantageous to the Partnership than other alternatives.

  The total purchase price recorded by the Partnership is approximately $57,400,000 and is derived from the following (i) cash purchase price of $45,000,000, in an agreed upon level (ii) deferred tax liability of approximately $10,400,000 which is retained by the General Partner, and (iii) additional transaction costs estimated to be approximately $2,000,000.

  The pro forma consolidated balance sheet is based on the historical financial position of the Partnership and Vision as of July 31, 1994 contained elsewhere in this Prospectus. The pro forma consolidated statement of earnings for the fiscal year ended July 31, 1994 is derived from the historical statement of operations of the General Partner for the eleven months ended June 30, 1994 (the Predecessor) and the statement of operations of the Partnership for the one month ended July 31, 1994, contained elsewhere in this Prospectus, and the statement of operations of Vision for the twelve months ended July 31, 1994.

  The following pro forma adjustments have been prepared as if the transactions effected for the acquisition of Vision had taken place on July 31, 1994, in the case of the pro forma consolidated balance sheet, or as of August 1, 1993, in the case of the pro forma consolidated statement of earnings for the fiscal year ended July 31, 1994. The adjustments are based upon currently available information and certain estimates and assumptions, and therefore the actual adjustments will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the pro forma financial information.

  (A) Reflects the allocation of the total purchase price from the acquisition of Vision. In addition, pursuant to the Agreement, Bell has guaranteed that Vision shall have a minimum level of working capital within a range of $2,250,000 to $3,150,000 at the closing date. According, the purchase price is reconciled as follows (in thousands):

      Allocation of purchase price:
      Working capital:
        Cash........................................................... $    28
        Accounts and notes receivable..................................   5,294
        Inventories....................................................   6,535
        Prepaid expenses...............................................     462
        Accounts payable...............................................  (9,405)
        Other current liabilities......................................     (78)
        Short-term borrowings..........................................    (489)
                                                                        -------
                                                                        $ 2,347
      Pro forma working capital settlement from Bell...................     --
                                                                        -------
          Total working capital guaranteed by Bell..................... $ 2,347
                                                                        -------
      Property, plant and equipment....................................  47,863
      Intangible assets................................................   7,190
                                                                        -------
          Total purchase price to the Partnership...................... $57,400
                                                                        =======

  (B) Reflects the elimination of certain assets and liabilities which were not conveyed or assumed by the Partnership.

  (C) Reflects the elimination of Vision intangible assets of $21,723,000 consisting of goodwill and other assets (consisting primarily of non-compete covenants and organization costs), offset by the allocation of purchase price of $7,190,000 to intangible assets, as described in Note (A).

  (D) Reflects the accrual of additional transaction costs, included in the purchase price allocation, as described in Note (A).

  (E) Reflects the deferred taxes associated with the purchase price of the assets acquired over their respective income tax basis, which will not be assumed by the Partnership. Such liability is retained by the General Partner.

  (F) Reflects the assumption of long-term borrowings of $45,000,000 under the Credit Facility in connection with the acquisition of Vision by the General Partner.

  (G) Reflects the General Partner's contribution of $7,300,000 to the Partnership, representing the excess of historical cost of the assets over the liabilities conveyed and/or consideration received from the Partnership. The allocation to each partner is based on the relative partnership ownership percentages following the closing of the Vision acquisition as follows: (1) 1.01% minority interest to Ferrellgas, Inc. for its general partner interest in Ferrellgas, L.P., the Operating Partnership; (2) 0.99% general partner interest to Ferrellgas, Inc. as general partner of the Partnership (3) 45.26% limited partner interest in the Partnership to Common Unitholders; and (4) 52.74% limited partner interest in the Partnership to the Subordinated Unitholder.

  (H) Reflects the elimination of the capital stock and accumulated deficit of Vision following the acquisition by the General Partner.

  (I) Reflects the issuance of 138,392 Common Units at market value to the General Partner in connection with the conveyance of the assets and liabilities (except income tax liabilities) of Vision to the Partnership. The additional Common Units represent the net present value of the future tax liabilities to be paid by the General Partner.

  (J) Reflects operating expense savings of approximately $2,414,000 from the reduction of Vision staff and the consolidation of certain Vision retail marketing locations with existing Partnership retail marketing sites, offset by an increase in Partnership retail overhead expenses of $388,000.

  (K) Reflects a decrease in depreciation and amortization as a result of establishing new useful lives of the property, plant and equipment acquired from Vision, reduction in the amortization of intangible assets (as described in Note (C), offset by the increase in depreciation from the increase in the cost of the property, plant and equipment to the Partnership.

  (L) Reflects the general and administrative savings of approximately $3,748,000 from the reduction of staff and closure of the Vision headquarters and elimination of corporate overhead allocation from Bell offset by an increase in Partnership administrative overhead expenses of $246,000.

  (M) Reflects the increase in interest expense of approximately $2,109,000 related to the additional indebtedness of $45,000,000 under the Credit Facility at an effective interest rate of approximately 4.89%, offset by the elimination of interest expense from Bell credit line borrowings of approximately $155,000.